TRUST AGREEMENT

          TRUST AGREEMENT, between MSDW Structured Asset Corp. (the "Depositor") and LaSalle Bank National Association (the "Trustee"), made as of the date set forth in Schedule I attached hereto, which Schedule together with Schedules II and III attached hereto, are made a part hereof and are hereinafter referred to collectively as the "Terms Schedule". The terms of the Standard Terms for Trust Agreements, dated July 7, 1999 (the "Standard Terms") are, except to the extent otherwise expressly stated, hereby incorporated by reference herein in their entirety with the same force and effect as though set forth herein. Capitalized terms used herein and not defined shall have the meanings defined in the Standard Terms. References to "herein", "hereunder", "this Trust Agreement" and the like shall include the Terms Schedule attached hereto and the Standard Terms so incorporated by reference.

          WHEREAS, the Depositor and the Trustee desire to establish the Trust identified in Schedule I attached hereto (the "Trust") for the primary purposes of (i) holding the Securities, (ii) entering into any Swap Agreement with the Swap Counterparty and (iii) issuing the Units;

          WHEREAS, the Depositor desires that the respective beneficial interests in the Trust be divided into transferable fractional shares, such shares to be represented by the Units; and

          WHEREAS, the Depositor desires to appoint the Trustee as trustee of the Trust and the Trustee desires to accept such appointment;

          WHEREAS, the Depositor shall transfer, convey and assign to the Trust without recourse, and the Trust shall acquire, all of the Depositor's right, title and interest in and under the Securities and other property identified in
Schedule II to the Trust Agreement (the "Trust Property"); and

          WHEREAS, the Trust agrees to acquire the Trust Property specified herein in consideration for Units having an initial Unit Principal Balance identified in Schedule I attached hereto, subject to the terms and conditions specified in the Trust Agreement;

          NOW THEREFORE, the Depositor hereby appoints the Trustee as trustee hereunder and hereby requests the Trustee to receive the Securities from the Depositor and to issue in accordance with the instructions of the Depositor Units having an initial Unit Principal Balance identified in Schedule I attached hereto, and the Trustee accepts such appointment and, for itself and its successors and assigns, hereby declares that it shall hold all the estate, right, title and interest in any property contributed to the trust account established hereunder (except property to be applied to the payment or reimbursement of or by the Trustee for any fees or expenses which under the terms hereof is to be so applied) in trust for the benefit of all present and future Holders of the fractional shares of beneficial interest issued hereunder, namely, the Unitholders, and subject to the terms and provisions hereof and of the Standard Terms.

          IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the date set forth in the Terms Schedule attached hereto.

                                         LASALLE BANK NATIONAL ASSOCIATION
                                             as Trustee on behalf of the Trust
                                             identified in Schedule I hereto,
                                             and not in its individual capacity

                                         By:  /s/ Brian D. Ames
                                              -----------------
                                              Name:  Brian D. Ames
                                              Title: Vice President

                                         MSDW STRUCTURED ASSET CORP.


                                         By: /s/ Sue Portelli
                                             ----------------
                                              Name:  Sue Portelli
                                              Title: Attorney in fact

Attachments: Terms Schedule (consisting of Schedules I, II and III)

                                   Schedule I
                           (Terms of Trust and Units)

Trust:                                            SATURNS Trust No. 2001-3

Date of Trust Agreement:                          May 22, 2001

Trustee:                                          LaSalle Bank National
                                                  Association. References to
                                                  Chase Bank of Texas, National
                                                  Association in the Standard
                                                  Terms shall be inapplicable.

Initial Unit Principal Balance:                   $58,402,000

Issue Price:                                      100%

Number of Units:                                  2,336,080 (Unit Principal
                                                  Balance of $25 each)

Minimum Denomination:                             $25 and $25 increments in
                                                  excess thereof. The minimum
                                                  denomination specified in
                                                  Section 5.01(a) of the
                                                  Standard Terms shall not
                                                  apply. Each $25 of Unit
                                                  Principal Balance is a Unit.

Cut-off Date:                                     May 22, 2001

Closing Date:                                     May 22, 2001

Specified Currency:                               United States dollars

Business Day:                                     New York, New York and
                                                  Chicago, Illinois

Interest Rate:                                    7.125%

Interest Reset Period:                            Not Applicable

Rating:                                           Aa3 by Moody's
                                                  AA- by S&P

Rating Agencies:                                  Moody's and S&P

Scheduled Final Distribution Date:                July 15, 2097. The Units will
                                                  have the same final maturity
                                                  as the Securities. The
                                                  Scheduled Final Distribution
                                                  Date of the Units will shorten
                                                  to match any shortening of the
                                                  maturity of the Securities.

Prepayment/Redemption:                            The Trust Property is subject
                                                  to redemption at any time and
                                                  is subject to call in
                                                  accordance with Schedule III.

                                                  If the rights under the Swap
                                                  Agreement is partially
                                                  exercised or if there is a
                                                  partial redemption of the
                                                  Securities, the Trustee will
                                                  randomly select Units to be
                                                  redeemed in full from the
                                                  proceeds of such partial
                                                  exercise of the Swap Agreement
                                                  or partial redemption of the
                                                  Securities.

Additional Distribution:                          If any of the Securities are
                                                  redeemed by the Security
                                                  Issuer prior to July 15, 2006,
                                                  each of the Units which are
                                                  redeemed in connection with
                                                  such redemption of Securities
                                                  will receive a pro rata
                                                  distribution from the proceeds
                                                  of the redemption of the
                                                  Securities remaining after
                                                  payment of principal and
                                                  interest on such Units up to a
                                                  maximum of $2.50 per Unit.

Corporate Trust Office:                           The definition of "Corporate
                                                  Trust Office" in the Standard
                                                  Terms shall not apply.

                                                  The Corporate Trust Office
                                                  shall be the Trustee's
                                                  Asset-Backed Securities Trust
                                                  Services Group having an
                                                  office at 135 S. LaSalle
                                                  Street, Suite 1625, Chicago,
                                                  Illinois 60603 or such other
                                                  addresses as the Trustee may
                                                  designate from time to time by
                                                  notice to the Unitholders, the
                                                  Depositor, the Swap
                                                  Counterparty and the
                                                  Guarantor.

Swap Agreement:                                   The ISDA Agreement referred to
                                                  in Schedule III. In addition,
                                                  in connection with an
                                                  additional issuance of Units,
                                                  any additional Swap Agreement
                                                  entered into in connection
                                                  therewith.

Swap Counterparty:                                Party A to the Swap Agreement
                                                  referred to in Schedule III or
                                                  any assignee thereof. In
                                                  addition, in connection with
                                                  an additional issuance of
                                                  Units, Party A to any
                                                  additional Swap Agreement or
                                                  any assignee thereof.

                                                  In the event that there is
                                                  more than one Swap
                                                  Counterparty at any time when
                                                  a partial termination or a
                                                  deemed exercise is to occur
                                                  under only part of the options
                                                  outstanding under all Swap
                                                  Agreements, the Trustee shall
                                                  randomly select which options
                                                  under the Swap Agreements
                                                  shall be selected for such
                                                  partial termination or deemed
                                                  exercise.

Guaranty:                                         Morgan Stanley Dean Witter &
                                                  Co. (the "Guarantor") shall
                                                  guarantee the obligations of
                                                  Morgan Stanley & Co.
                                                  International Limited ("MSIL")
                                                  for so long as MSIL is Party A
                                                  to any Swap Agreement with the
                                                  Trust.

Swap Notional Amount:                             The Notional Amount specified
                                                  in Schedule III.

Swap Payment Date:                                Any date upon which the rights
                                                  under the Swap Agreement may
                                                  be exercised.

Swap Rate:                                        Not Applicable

Additional Swap Agreements:                       In connection with an
                                                  additional issuance of Units,
                                                  the Depositor may arrange for
                                                  the Trust to enter into an
                                                  additional Swap Agreement with
                                                  identical terms as the Swap
                                                  Agreement entered into as of
                                                  the Closing Date with an
                                                  additional Swap Counterparty,
                                                  except that such Swap
                                                  Agreement may have a different
                                                  Swap Counterparty and premium
                                                  amount than the Swap Agreement
                                                  entered into on the Closing
                                                  Date. The Rating Agency
                                                  Condition must be satisfied in
                                                  connection with respect to the
                                                  Swap Counterparty.

Distribution Date:                                Each January 15 and July 15,
                                                  commencing July 15, 2001.

                                                  If any payment with respect to
                                                  the Securities held by the
                                                  Trust is not received by the
                                                  Trustee by 12 noon (New York
                                                  City time) on a Distribution
                                                  Date, the corresponding
                                                  distribution on the Units will
                                                  not occur until the next
                                                  Business Day that the Trust is
                                                  in receipt of proceeds of such
                                                  payment prior to 12 noon, with
                                                  no adjustment to the amount
                                                  distributed.

Record Date:                                      Each  January 1 and July 1,
                                                  regardless  of whether  such
                                                  day is a Business Day.

Form:                                             Global

Depositary:                                       DTC

Trustee Fees and Expenses:                        As compensation for and in
                                                  payment of trust expenses
                                                  related to its services
                                                  hereunder other than
                                                  Extraordinary Trust Expenses,
                                                  the Trustee will receive
                                                  Trustee Fees on each
                                                  Distribution Date in the
                                                  amount equal to $3,750. The
                                                  Trustee Fee shall cease to
                                                  accrue after termination of
                                                  the Trust. The "Trigger
                                                  Amount" with respect to
                                                  Extraordinary Trust Expenses
                                                  for the Trust is $25,000 and
                                                  the Maximum Reimbursable
                                                  Amount is $100,000. The
                                                  Trustee Fee will be paid by
                                                  the Expense Administrator.
                                                  Expenses will be reimbursed by
                                                  the Expense Administrator in
                                                  accordance with the Expense
                                                  Administration Agreement.

Expense                                           Administrator: The Depositor
                                                  will act as Expense
                                                  Administrator on behalf of the
                                                  Trust pursuant to an Expense
                                                  Administration Agreement,
                                                  dated as of May 22, 2001 (the
                                                  "Expense Administration
                                                  Agreement"), between the
                                                  Depositor as Expense
                                                  Administrator (the "Expense
                                                  Administrator") and the Trust.

                                                  The Expense Administrator will
                                                  receive a fee equal to 0.025%
                                                  per annum of the principal
                                                  amount of the Securities held
                                                  by the Trust as its fee,
                                                  payable on the basis of a 360
                                                  day year consisting of twelve
                                                  30 day months. The Expense
                                                  Administrator's fee is payable
                                                  only from available interest
                                                  receipts received with respect
                                                  to the Securities after
                                                  application of such receipts
                                                  to payment of accrued interest
                                                  on the Units and any Swap
                                                  Termination Payments currently
                                                  owing.

                                                  In addition the Expense
                                                  Administrator shall own that
                                                  portion of the Securities
                                                  which represent the interest
                                                  of a fractional Unitholder
                                                  that would remain after a
                                                  partial exercise or deemed
                                                  exercise of the Swap Agreement
                                                  had the Swap Counterparty not
                                                  been obligated to pay the
                                                  Fractional Unit Make Whole
                                                  Amount (pursuant to and as
                                                  defined in the Swap
                                                  Agreement). The Expense
                                                  Administrator shall receive
                                                  all interest and principal
                                                  with respect to such portion
                                                  of the Securities.

                                                  The Expense Administrator will
                                                  be responsible for paying the
                                                  Trustee Fee and reimbursing
                                                  certain other expenses of the
                                                  Trust in accordance with the
                                                  Expense Administration
                                                  Agreement.

Listing: The Depositor has applied to list the Units on the New York Stock Exchange

ERISA                                             Restrictions: None of the
                                                  restrictions in the Standard
                                                  Terms relating to the Employee
                                                  Retirement Income Security Act
                                                  of 1974, as amended, and
                                                  related matters shall apply.

Deemed Representations:                           Not Applicable

QIB Restriction                                   Not Applicable

Trust Wind-Up Event:                              The Trust Wind-Up Events
                                                  specified in Sections 9.01(a),
                                                  9.01(c), 9.01(d), 9.01(f) and
                                                  9.01(h) shall not apply. The
                                                  Trust Wind Events specified in
                                                  Sections 9.01(b) (Security
                                                  Default), 9.01(c) (Early
                                                  Termination Date designated
                                                  due to "illegality" or "tax
                                                  event" under the Swap
                                                  Agreement), 9.01(g)
                                                  (Disqualified Securities),
                                                  9.01(i) (Excess Expense Event)
                                                  shall apply. Pursuant to
                                                  Section 9.01(j), the following
                                                  events also shall constitute
                                                  Trust Wind-Up Events: (i)
                                                  redemption (or completion of a
                                                  self-tender) by the Security
                                                  Issuer of all Securities held
                                                  by the Trust and (ii) exercise
                                                  of the right to purchase
                                                  Securities under the Swap
                                                  Agreement as to all Securities
                                                  held by the Trust.

Termination:                                      If a Trust Wind-Up Event
                                                  occurs (other than due to
                                                  exercise of the right to
                                                  purchase Securities under the
                                                  Swap Agreement as to all
                                                  Securities held by the Trust),
                                                  any Securities held by the
                                                  Trust will be liquidated (in
                                                  the case of a Trust Wind-Up
                                                  Event resulting from a
                                                  self-tender offer, by tender
                                                  to the Security Issuer) and
                                                  the proceeds will be applied
                                                  first to redeem the Units at
                                                  100% of their principal
                                                  balance plus accrued interest
                                                  and then to apply any
                                                  remaining amounts to the
                                                  payment of any amounts owed to
                                                  the Swap Counterparty as a
                                                  Swap Termination Payment under
                                                  the Swap Agreement.

                                                  In the event the Security
                                                  Issuer makes a self-tender
                                                  offer for the Securities, 100%
                                                  of the Unitholders may direct
                                                  the Trustee to tender all of
                                                  the Securities held by the
                                                  Trust. The Trustee will only
                                                  accept an instruction to
                                                  tender the Securities if all
                                                  of the Securities held by the
                                                  Trust are to be tendered. The
                                                  Units will receive the
                                                  proceeds after payment of a
                                                  Swap Termination Payment
                                                  determined on the basis of
                                                  "Market Quotation" under the
                                                  Swap Agreement (with the Trust
                                                  as sole Affected Party) as
                                                  advised by the Swap
                                                  Counterparty.

Terms of Retained Interest:                       The Depositor retains the
                                                  right to receive any and all
                                                  interest that accrues on the
                                                  Securities prior to the
                                                  Closing Date. The Depositor
                                                  will receive such accrued
                                                  interest on the first
                                                  Distribution Date for the
                                                  Units and such amount shall be
                                                  paid from the interest payment
                                                  made with respect to the
                                                  Securities on July 15, 2001.

                                                  The amount of the Retained
                                                  Interest is $1,467,958.

                                                  If a Security Default occurs
                                                  on or prior to July 15, 2001
                                                  and the Depositor does not
                                                  receive such Retained Interest
                                                  amount in connection with such
                                                  Distribution Date, the
                                                  Depositor will have a claim
                                                  for such Retained Interest,
                                                  and will share pro rata with
                                                  holders of the Units to the
                                                  extent of such claim in the
                                                  proceeds from the recovery on
                                                  the Securities.

Call Option Terms:                                Not applicable.

Security Default:                                 The definition of Security
                                                  Default in the Standard Terms
                                                  shall not apply. A "Security
                                                  Default" shall mean one of the
                                                  following events: (i) the
                                                  acceleration of the
                                                  outstanding Securities under
                                                  the terms of the Securities
                                                  and/or the applicable Security
                                                  Agreement, (ii) the failure of
                                                  the Security Issuer to pay an
                                                  installment of principal of,
                                                  or any amount of interest due
                                                  on, the Securities after the
                                                  due date thereof and after the
                                                  expiration of any applicable
                                                  grace period; or (iii) the
                                                  occurrence of certain events
                                                  of default under such
                                                  Securities and/or Security
                                                  Agreement relating to the
                                                  insolvency or bankruptcy of
                                                  the Security Issuer.

Sale of Securities                                If the Trust must sell the
                                                  Securities it holds, the Trust
                                                  will sell the Securities
                                                  through the Selling Agent in
                                                  accordance with Section
                                                  9.03(b) and the following
                                                  terms. The Selling Agent will
                                                  solicit bids for all of the
                                                  Securities held by the Trust
                                                  from at least three registered
                                                  broker-dealers of national
                                                  reputation, one of which shall
                                                  be the Selling Agent. The
                                                  Selling Agent will, on behalf
                                                  of the Trust, sell the
                                                  Securities at the highest bid
                                                  price received. If the Selling
                                                  Agent did not put forward such
                                                  highest bid, it may purchase
                                                  the Securities at such highest
                                                  bid rather than selling the
                                                  Securities to the highest
                                                  bidder.

Votingand other Actions:                          In the event that the Security
                                                  Issuer solicits any vote,
                                                  consent, waiver, modification
                                                  or other action under the
                                                  Security Agreement or the
                                                  terms of the Securities, the
                                                  Trustee will act with respect
                                                  to all of the Securities in
                                                  conformity with the direction
                                                  of a majority (by outstanding
                                                  Unit Principal Balance) of the
                                                  Units.

Additional Issuance of Units:                     Upon no less than 5 days'
                                                  notice to the Trustee, the
                                                  Depositor may deposit
                                                  additional Securities at any
                                                  time in exchange for
                                                  additional Units in a minimum
                                                  aggregate amount of $250,000
                                                  and, if in excess of such
                                                  amount, in a $25 integral
                                                  multiple in excess thereof.
                                                  The principal amount of
                                                  Securities deposited must be
                                                  in the same ratio to the Unit
                                                  Principal Balance of the Units
                                                  received as the ratio of the
                                                  aggregate Unit Principal
                                                  Balance on the Closing Date to
                                                  the aggregate principal
                                                  balance of the Securities on
                                                  the Closing Date. The
                                                  Depositor must either arrange
                                                  for the Swap Counterparty and
                                                  the Trust to increase
                                                  proportionally the notional
                                                  amount under the Swap
                                                  Agreement or arrange for an
                                                  additional Swap Agreement to
                                                  be entered into between the
                                                  Trust and an additional Swap
                                                  Counterparty. The Rating
                                                  Agency Condition must be
                                                  satisfied in connection with
                                                  any such additional issuance.

Selling Agent:                                    Morgan Stanley & Co.
                                                  Incorporated. Notwithstanding
                                                  any provision of the Standard
                                                  Terms to the contrary, any
                                                  sale of the Securities shall
                                                  be conducted by and through
                                                  the Selling Agent and not the
                                                  Trustee.

Rating Agency Condition:                          The definition of Rating
                                                  Agencies Condition in the
                                                  Standard Terms shall not
                                                  apply.

"Rating Agency Condition":                        With respect to any specified
                                                  action or determination, means
                                                  receipt of (i) oral or written
                                                  confirmation by Moody's (for
                                                  so long as the Units are
                                                  outstanding and rated by
                                                  Moody's) and (ii) written
                                                  confirmation by S&P (for so
                                                  long as the Units are
                                                  outstanding and rated by S&P),
                                                  that such specified action or
                                                  determination will not result
                                                  in the reduction or withdrawal
                                                  of their then-current ratings
                                                  on the Units; provided,
                                                  however, that if the Rating
                                                  Agency Condition specified
                                                  herein is to be satisfied only
                                                  with respect to Moody's or
                                                  S&P, only clause (i) or clause
                                                  (ii) shall be applicable. Such
                                                  satisfaction may relate either
                                                  to a specified transaction or
                                                  may be a confirmation with
                                                  respect to any future
                                                  transactions which comply with
                                                  generally applicable
                                                  conditions published by the
                                                  applicable rating agency.

Eligible Account:                                 The  definition of "Eligible
                                                  Account" in the Standard Terms
                                                  shall not apply.

                                                  "Eligible Account": A
                                                  non-interest bearing account,
                                                  held in the United States, in
                                                  the name of the Trustee for
                                                  the benefit of the Trust that
                                                  is either (i) a segregated
                                                  account or segregated accounts
                                                  maintained with a Federal or
                                                  State chartered depository
                                                  institution or trust company
                                                  the short-term and long-term
                                                  unsecured debt obligations of
                                                  which (or, in the case of a
                                                  depository institution or
                                                  trust company that is the
                                                  principal subsidiary of a
                                                  holding company, the
                                                  short-term and long-term
                                                  unsecured debt obligations of
                                                  such holding company) are
                                                  rated P-1 and Aa2 by Moody's,
                                                  A-1+ and AA by S&P, and, if
                                                  rated by Fitch, F1 and AA by
                                                  Fitch at the time any amounts
                                                  are held on deposit therein
                                                  including when such amounts
                                                  are initially deposited and
                                                  all times subsequent or (ii) a
                                                  segregated trust account or
                                                  segregated accounts maintained
                                                  as a segregated account or as
                                                  segregated accounts and held
                                                  by the Trustee in its
                                                  Corporate Trust Office in
                                                  trust for the benefit of the
                                                  Unitholders.

Permitted Investments:                            The following shall be a
                                                  Permitted Investment in
                                                  addition to the investments
                                                  specified in the Standard
                                                  Terms:

                                                  Units of the Dreyfus Cash
                                                  Management Fund Investor
                                                  Shares or any other money
                                                  market funds which are rated
                                                  in the highest applicable
                                                  rating category by each Rating
                                                  Agency (or such lower rating
                                                  if the Rating Agency Condition
                                                  is satisfied).

Non-U.S.Persons                                   Notwithstanding anything to
                                                  the contrary herein or in the
                                                  Standard Terms, any beneficial
                                                  owner of any Units which is a
                                                  non-U.S. person shall not be
                                                  entitled to exercise any
                                                  rights of the Unitholders to
                                                  instruct or direct Trustee.

Other Terms:                                      The Trust shall not merge or
                                                  consolidate with any other
                                                  trust, entity or person and
                                                  the Trust shall not acquire
                                                  the assets of, or an interest
                                                  in, any other trust, entity or
                                                  person except as specifically
                                                  contemplated herein.

                                                  The Trustee shall provide to
                                                  the Unitholders copies of any
                                                  notices it receives with
                                                  respect to a redemption of the
                                                  Securities or a call of the
                                                  Securities under the Swap
                                                  Agreement and any other
                                                  notices with respect to the
                                                  Securities.

                                                  The reference to "B2" in the
                                                  definition of Certificate in
                                                  the Standard Terms shall be
                                                  replaced with "Exhibit B2".

                                                  The reference to "Section
                                                  10.02(ix)" in the definition
                                                  of Available Funds in the
                                                  Standard Terms shall be
                                                  replaced with "Section
                                                  10.02(a)(ix)".

                                                  The reference to "Section
                                                  3.04" in the definition of
                                                  Unit Account in the Standard
                                                  Terms shall be replaced with
                                                  "Section 3.05".

                                                  The transfer by the Depositor
                                                  to the Trustee specified in
                                                  Section 2.01(a) of the
                                                  Standard Terms shall be in
                                                  trust.

                                                  Section 2.06 of the Standard
                                                  Terms shall be incorporated
                                                  herein by inserting "cash in
                                                  an amount equal to the premium
                                                  under the Swap Agreement and"
                                                  after the phrase "constituting
                                                  the Trust Property," therein.

                                                  The reference to "calendar
                                                  day" in the last sentence of
                                                  Section 3.06 of the Standard
                                                  Terms shall be replaced with
                                                  "Business Day".

                                                  Section 4.02(d) of the
                                                  Standard Terms shall be
                                                  incorporated herein by
                                                  striking "and the Trustee on
                                                  behalf of the Unitholders"
                                                  from the first sentence of the
                                                  second paragraph thereof.

                                                  Section 5.03(c) of the
                                                  Standard Terms shall be
                                                  incorporated herein by
                                                  striking "(if so required by
                                                  the Trustee or the Unit
                                                  Registrar)" from the first
                                                  sentence thereof.

                                                  Section 7.01(c)(i) of the
                                                  Standard Terms shall be
                                                  incorporated herein by
                                                  replacing the first word
                                                  thereof ("after") with
                                                  "alter".

                                                  Section 7.02 of the Standard
                                                  Terms shall be incorporated
                                                  herein by striking "(i) the
                                                  Trustee determines that such
                                                  amendment will not adversely
                                                  affect the interests of the
                                                  Unitholders and (ii)" from the
                                                  first sentence thereof,
                                                  inserting "on which it may
                                                  conclusively rely" after
                                                  "Opinion of Counsel" in such
                                                  sentence, and striking "clause
                                                  (ii)" from the second sentence
                                                  of such Section.

                                                  Section 9.03(a) of the
                                                  Standard Terms shall be
                                                  incorporated herein by
                                                  striking "or oral" after the
                                                  "at any time by" in the third
                                                  sentence thereof.

                                                  Clause (ix) of Section
                                                  10.02(a) shall not apply.

                                                  Section 10.02(a)(x) of the
                                                  Standard Terms shall be
                                                  replaced with the following:

                                                  (x) the Trustee shall have the
                                                  power to sell the Securities
                                                  and other Trust Property, in
                                                  accordance with Article IX and
                                                  XI, through the Selling Agent
                                                  or, if the Selling Agent shall
                                                  have resigned or declined to
                                                  sell some or all of the
                                                  Securities, any broker
                                                  selected by the Trustee (at
                                                  the direction of the
                                                  Depositor) with reasonable
                                                  care, in an amount sufficient
                                                  to pay any amount due to the
                                                  Swap Counterparty under the
                                                  Swap Agreement (including
                                                  Termination Payments) or
                                                  reimbursable to itself in
                                                  respect of unpaid
                                                  Extraordinary Trust Expenses
                                                  and to use the proceeds
                                                  thereof to make such payments
                                                  after the distribution of
                                                  funds or Trust Property to
                                                  Unitholders. Any such broker
                                                  shall be instructed by the
                                                  Trustee to sell such Trust
                                                  Property in a reasonable
                                                  manner designed to maximize
                                                  the sale proceeds.

                                                  Section 10.05(b) of the
                                                  Standard Terms shall be
                                                  incorporated herein by
                                                  replacing ", pursuant to the
                                                  first sentence of this
                                                  paragraph" with "the Trustee
                                                  shall be indemnified by the
                                                  Trust, however," in the last
                                                  sentence thereof.

                                                  Section 10.06(a) of the
                                                  Standard Terms shall be
                                                  incorporated herein by
                                                  inserting "or association"
                                                  after the word "corporation"
                                                  in the second sentence
                                                  thereof.

                                                  Section 10.07(a) of the
                                                  Standard Terms shall be
                                                  incorporated herein by
                                                  replacing "notice or
                                                  resignation" with "notice of
                                                  resignation" in the second
                                                  sentence thereof and striking
                                                  the last two sentences
                                                  thereof.

                                                  Section 10.10(b) of the
                                                  Standard Terms shall be
                                                  incorporated herein by
                                                  inserting "The Trustee shall
                                                  not be liable for the acts or
                                                  omissions of any co-trustee."
                                                  after the last sentence
                                                  thereof.

                                                  Section 10.14 of the Standard
                                                  Terms shall be replaced with
                                                  the following:

                                                  SECTION 10.14. Non-Petition .
                                                  Prior to the date that is one
                                                  year and one day after all
                                                  distributions in respect of
                                                  the Units have been made, none
                                                  of the Trustee, the Trust or
                                                  the Depositor shall take any
                                                  action or institute any
                                                  proceeding against any of the
                                                  others under the United States
                                                  Bankruptcy Code or any other
                                                  liquidation, insolvency,
                                                  bankruptcy, moratorium,
                                                  reorganization or similar law
                                                  ("Insolvency Law") applicable
                                                  to any of them, now or
                                                  hereafter in effect, or which
                                                  would be reasonably likely to
                                                  cause any of the others to be
                                                  subject to, or seek the
                                                  protection of, any such
                                                  Insolvency Law.

                                                  Section 12.01(a) of the
                                                  Standard Terms shall be
                                                  incorporated herein by
                                                  replacing "(v)" with "(vi)" in
                                                  the last proviso thereof.

                                                  Section 12.01(c) of the
                                                  Standard Terms shall be
                                                  incorporated herein by
                                                  inserting ",provided at the
                                                  expense of the party
                                                  requesting such amendment,"
                                                  after "Opinion of Counsel".

                                                  Section 12.05 of the Standard
                                                  Terms shall be incorporated
                                                  herein by striking "the
                                                  Trustee and" in the last
                                                  sentence of the second
                                                  paragraph thereof.

                                                  The reference to "its
                                                  President, its Treasurer, or
                                                  one of its Vice Presidents,
                                                  Assistant Vice Presidents or
                                                  Trust Officers" in the first
                                                  sentence of Section 5.02(a) of
                                                  the Standard Terms shall be
                                                  replaced with "a Responsible
                                                  Officer".

                                                  The reference to "the proper
                                                  officers" in the second
                                                  sentence of Section 5.02(a) of
                                                  the Standard Terms shall be
                                                  replaced with "a Responsible
                                                  Officer".

                                                  The reference to "one of its
                                                  authorized signatories" in the
                                                  first sentence of Section
                                                  5.02(d) of the Standard Terms
                                                  shall be replaced with "a
                                                  Responsible Officer".

                                                  The reference to the "Trust"
                                                  in the first sentence of
                                                  Section 5.08(b) of the
                                                  Standard Terms shall be
                                                  replaced with the "Trustee".

                                                  References to D&P in the
                                                  Standard Terms shall be
                                                  incorporated as references to
                                                  Fitch Inc. ("Fitch").

                                   Schedule II

                            (Terms of Trust Property)

       Securities:                                BellSouth Capital Funding
                                                  Corporation 7.12% Debentures
                                                  due July 15, 2097

       Security Issuer:                           BellSouth Corporation
                                                  (successor by merger to
                                                  BellSouth Capital Funding
                                                  Corporation ("BellSouth
                                                  Capital"))

       Principal Amount:                          $58,602,000

       Security Rate:                             7.12%

       Credit Ratings:                            Aa3 by Moody's
                                                  AA- by S&P

       Listing:                                   Not applicable

       Security Agreement:                        An indenture dated as of
                                                  August 1, 1992, among
                                                  BellSouth Capital, the
                                                  Security Issuer and The Bank
                                                  of New York (as successor
                                                  under the Security Agreement
                                                  to Wachovia Bank of Georgia,
                                                  N.A.), as trustee, as
                                                  supplemented from time to time
                                                  by supplemental indentures.

       Form:                                      Global

       Currency of                                United States dollars
       Denomination:

       Acquisition Price                          99.654%
       by Trust:


       Security Payment Date:                     Each January 15 and July 15,
                                                  commencing January 15, 1998.

       Original Issue Date:                       The Securities were issued
                                                  July 24, 1997.

       Maturity Date:                             July 15, 2097. The Security
                                                  Issuer may shorten the
                                                  maturity of the Securities
                                                  upon a "tax event" as
                                                  described in the Security
                                                  Prospectus.

       Sinking Fund Terms:                        Not Applicable

       Redemption Terms:                          The Securities are redeemable
                                                  at any time and from time to
                                                  time subject to payment of a
                                                  make-whole amount, if
                                                  applicable.

       CUSIP No.:/ISIN No.                        079587 AF 5

       Security Trustee:                          The Bank of New York

       Available Information                      The Security Issuer is subject
       Regarding the Security Issuer              to the informational
       (if other than U.S.                        requirements of the Securities
       Treasury obligations):                     Exchange Act of 1934, as
                                                  amended, and in accordance
                                                  therewith files reports and
                                                  other information with the
                                                  Securities and Exchange
                                                  Commission (the "Commission").
                                                  Such reports and other
                                                  information can be inspected
                                                  and copied at the public
                                                  reference facilities
                                                  maintained by the Commission
                                                  at 450 Fifth Street, N.W.,
                                                  Washington, D.C. 20549 and at
                                                  the following Regional Offices
                                                  of the Commission: 7 World
                                                  Trade Center, 13th Floor, New
                                                  York, New York 10048 and
                                                  Northwest Atrium Center, 500
                                                  West Madison Street, Chicago,
                                                  Illinois 60661. Copies of such
                                                  materials can be obtained from
                                                  the Public Reference Section
                                                  of the Commission at 450 Fifth
                                                  Street, N.W., Washington, D.C.
                                                  20549 at prescribed rates.

                                  Schedule III

                              (Call Option Confirm)
                                                                  MORGAN STANLEY

--------------------------------------------------------------------------------
Date: May 22, 2001

To:   SATURNS Trust No. 2001-3         From:    Morgan Stanley & Co.
                                                International Limited

Attn: Asset-Backed Securities Group    Contact: Madhu Philips
      SATURNS Trust No. 2001-3

Fax:  312-904-2084                     Fax:     212-761-0406

Tel:  312-904-7807                     Tel:     212-761-2583
--------------------------------------------------------------------------------

Re: Bond Option Transaction. MS Reference Number S6832

           The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between you and Morgan Stanley & Co. International Limited ("MSIL"), with Morgan Stanley & Co. Incorporated ("MS&Co."), as agent, on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

           The definitions and provisions contained in (i) the 1991 ISDA Definitions and the 1997 ISDA Government Bond Option Definitions (the "Bond Option Definitions") (each as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) and (ii) to the extent of terms not defined herein or in the Bond Option Definitions the 1996 ISDA Equity Derivatives Definitions (as published by ISDA) (the "Equity Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

           1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of May 22, 2001, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

           2. The terms of the particular Transaction to which this Confirmation relates are as follows:

I. General Terms
----------------

Trade Date:                                       May 15, 2001

Commencement Date:                                May 22, 2001

Option Style:                                     American

Option Type:                                      Call

Buyer:                                            MSIL ("Party A")

Seller:                                           SATURNS Trust No. 2001-3
                                                  ("Party B")

Bonds:                                            The obligation identified
                                                  as follows:

                                                  Bond Issuer:  BellSouth
                                                                Corporation

                                                  Issue:        7.12% Debentures
                                                                due 2097

                                                  CUSIP:        079857 AF 5

                                                  Coupon:       7.12%

                                                  Maturity
                                                  Date:         July 15, 2097

                                                  Face Amount
                                                  Purchased:    USD 58,605,000

Premium:                                          USD 146,512

Number of Options:                                58,605

Option Entitlement:                               USD 1,000 of face amount of
                                                  the Bonds per Option.

Strike Price:

                                                  (i) For any Exercise Date on
                                                  or prior to July 15, 2006, the
                                                  greater of (A) 100% or (B) the
                                                  redemption price of the Bonds
                                                  including any make-whole
                                                  amount (expressed as a
                                                  percentage) subject to a
                                                  maximum of 110%, or (ii) for
                                                  any Exercise Date after July
                                                  15, 2006, 99.654%, of the face
                                                  amount of the Bonds.

Calculation Agent:                                Party A

II. Exercise Terms
------------------

Automatic Exercise:                               Inapplicable

Exercise Period:                                  Any Business Day from, and
                                                  including, 9:00 a.m. (New York
                                                  time) on July 15, 2006 to, and
                                                  including, the Expiration Time
                                                  on the Expiration Date;
                                                  provided, however, the
                                                  Exercise Period shall also
                                                  include any Business Day prior
                                                  to July 15, 2006 (i) if a
                                                  Security Default has occurred
                                                  and is continuing or (ii) with
                                                  respect to any such Bonds as
                                                  to which notice of redemption
                                                  has been delivered by the
                                                  Issuer (including if
                                                  necessary, additional Bonds to
                                                  allow for the exercise of
                                                  whole Options).

Exercise Date:                                    For each Option exercised or
                                                  deemed exercised, the day
                                                  during the Exercise Period on
                                                  which that Option is or is
                                                  deemed to be exercised,
                                                  subject to the Deemed Exercise
                                                  and Alternative Settlement
                                                  provision set forth below.

Multiple Exercise:                                Applicable

Minimum Number of Options:                        1

Maximum Number of Options:                        58,605

Integral Multiple:                                1

Written Confirmation of Exercise:                 Applicable. Buyer shall give
                                                  irrevocable exercise notice
                                                  which may be given orally
                                                  (including by telephone)
                                                  during the Exercise Period but
                                                  no later than the Notification
                                                  Date. Buyer will execute and
                                                  deliver a written exercise
                                                  notice confirming the
                                                  substance of such oral notice,
                                                  however, failure to provide
                                                  such written notice will not
                                                  affect the validity of the
                                                  oral notice.

Notification Date:                                Any date at least 35 calendar
                                                  days but not more than 60
                                                  calendar days prior to the
                                                  Exercise Date, provided that
                                                  any date (i) which is 30
                                                  calendar days after the Bond
                                                  Issuer provides notice of
                                                  redemption or (ii) when a
                                                  Security Default has occurred
                                                  and is continuing is also a
                                                  Notification Date.

Limited Right to Confirm Exercise:                Inapplicable

Expiration Date:                                  July 15, 2094

Expiration Time:                                  4:00 p.m. New York time

Business Days:                                    New York and Chicago

III. Settlements:
-----------------

Settlement:                                       Physical Settlement (subject
                                                  to the Deemed Exercise and
                                                  Alternative Settlement
                                                  provision below). Party A will
                                                  notify Party B separately
                                                  regarding the clearance system
                                                  details.

Bond Payment:                                     An amount equal to the sum of:

                                                  (i) The product of the Strike
                                                  Price and the Exercised Call
                                                  Notional Amount,

                                                  (ii) The accrued interest, if
                                                  applicable, and

                                                  (iii) Any Fractional Unit Make
                                                  Whole Amount.

                                                  In addition, in connection
                                                  with any partial exercise,
                                                  Party A shall pay to the
                                                  Expense Administrator an
                                                  amount equal to the present
                                                  value of the Trustee Fee
                                                  that will accrue from the
                                                  date of such exercise until
                                                  the Scheduled Final
                                                  Distribution Date (as
                                                  defined in the Trust
                                                  Agreement), assuming for
                                                  this purpose that the Trust
                                                  (as defined in the Trust
                                                  Agreement) is not
                                                  terminated prior to the
                                                  Scheduled Final
                                                  Distribution Date,
                                                  multiplied by the Exercised
                                                  Call Notional Amount and
                                                  divided by $58,605,000.

Exercised Call Notional Amount:                   The product of the Option
                                                  Entitlement and the number of
                                                  Options exercised on the
                                                  relevant Exercise Date.

Settlement Date:                                  Exercise Date

Deposit of Bond Payment: Except in the event of a deemed exercise, Party A must deposit the Bond Payment with the Trustee on the
                                                  Business Day prior to the
                                                  Exercise Date. The Bonds
                                                  are to be delivered "free"
                                                  to Party A.

Deemed Exercise and Alternative Settlement:       In the event that any of the
                                                  Bonds held by Party B are
                                                  redeemed by the Bond Issuer
                                                  and paid in full in accordance
                                                  with their terms, an
                                                  equivalent number of Options
                                                  with respect to any remaining
                                                  Bonds held by Party B shall be
                                                  deemed to have been exercised
                                                  (and the requirements of
                                                  notice of exercise and written
                                                  confirmation of exercise
                                                  deemed satisfied), in the same
                                                  proportion as the portion of
                                                  the Bonds held by Party B that
                                                  are redeemed. The effective
                                                  date of deemed exercise shall
                                                  be 35 calendar days prior to
                                                  the date on which Party B
                                                  receives the cash proceeds
                                                  delivered in connection with
                                                  the redemption. As a result of
                                                  such deemed exercise, (i)
                                                  Party B shall pay to Party A,
                                                  against the payment by Party A
                                                  set forth in clause (ii), the
                                                  cash proceeds delivered in
                                                  connection with such
                                                  redemption (including any cash
                                                  paid or delivered in respect
                                                  of accrued interest on the
                                                  Bonds) and (ii) Party A shall
                                                  pay to Party B, against the
                                                  payment and/or delivery set
                                                  forth in clause (i), the Bond
                                                  Payment.



           3. Additional Definitions:
              ----------------------

"Expense Administration Agreement" means the expense administration agreement dated as of May 22, 2001 between Party B and the Expense Administrator.

"Expense Administrator" means MSDW Structured Asset Corp. acting pursuant to the Expense Administration Agreement.

"Fractional Unit Make Whole Amount" means the amount specified in paragraph 9.

"Security Default" has the meaning set forth in the Trust Agreement.

"Security Agreement" means the indenture dated as of August 1, 1992, among BellSouth Capital Funding Corporation, the Bond Issuer and The Bank of New York, as successor trustee, as supplemented from time to time by supplemental indentures, all as relating to the Bonds.

"Trust Agreement" means the trust agreement dated as of May 22, 2001, between the MSDW Structured Asset Corp. and LaSalle Bank
National Association.

           4. Representations:
              ---------------

           Morgan Stanley & Co. Incorporated is acting as agent for both parties but does not guarantee the performance of Party A.

           5. Additional Termination Event:
              ----------------------------

           As set forth in the Agreement, a Trust Wind-Up Event will result in an Additional Termination Event under the Agreement with respect to which Party B shall be the Affected Party and this Transaction shall be an Affected Transaction.

           6. Swap Termination Payments. In the event an Early Termination Date is designated with respect to which this Transaction is an Affected Transaction (other than as a result of a self-tender), there shall be payable to Party A as a termination payment in lieu of the termination payment determined in accordance with Section 6(e) of the Agreement an amount equal to the excess (if any) of the sale proceeds in excess of the principal of and interest on the Units. If an early termination occurs due to a tender of the Bonds to the Bond Issuer, the Swap Termination Payment shall be determined under Section 6(e) determined on the basis of "Market Quotation" under the Swap Agreement (with Party B as sole Affected Party). If an early termination occurs due to a tender of the Bonds to the Bond Issuer, the Swap Termination Payment shall be paid prior to any payment on the Units.

           7. Assignment. The rights under this Confirmation and the Agreement may be assigned at any time and from time to time in whole or in part; provided that any such assignment shall be an assignment of whole Options and provided further that Rating Agency Condition is satisfied (as provided in the Trust Agreement).

           8.        Account Details:
                     ---------------

Payments to Party A:                              Citibank, New York
                                                  ABA No. 021 000 089
                                                  For:  Morgan Stanley & Co.
                                                  International Limited
                                                  Account No. 4072 4601

Operations Contact:                               Barbara Kent
                                                  Tel:  212-761-4662
                                                  Fax:  212-761-0581

Payments to Party B:                              LaSalle Bank, Chicago,
                                                  Illinois
                                                  ABA No. 071 000 505
                                                  Reference:  SATURNS 2001-3
                                                  Unit Account / AC-2090067/
                                                  Account No.: 67-8785-70-0

Operations Contact:                               Brian Ames
                                                  Tel:  312-904-7807
                                                  Fax: 312-904-2084


           9. Fractional Unit Make-Whole Amount: In the event any exercise or deemed exercise hereunder would result in a fractional Unit (as defined in the Trust Agreement) remaining after such exercise, Party A shall, in addition to amounts payable hereunder, pay to Party B the remaining fractional Unit Principal Balance (as defined in the Trust Agreement) together with accrued interest on such Unit and, if applicable, any Additional Distribution (as defined in the Trust Agreement). Party A shall be entitled to reimbursement from the Expense Administrator to the extent provided in the Expense Administration Agreement.

           10. Representations: Morgan Stanley & Co. Incorporated is acting as agent for both parties but does not guarantee the performance of Party A. Party B represents and warrants to Party A, which representation and warranty will be deemed to be repeated by Party B on each date on which a Transaction is entered into, that it owns or controls (or, in the case of an investment advisor (whether or not registered under the United States Investment Advisors Act of 1940), has under management) in excess of USD 58 million in Aggregate Financial Assets (as defined below).

For purposes hereof, Aggregate Financial Assets of an entity means the total, on a gross basis, without deduction for liabilities of the entity, of all cash, money-market instruments, securities of unaffiliated issuers, futures and options.

Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number S6832 by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY & CO. INTERNATIONAL LIMITED


BY: /s/ Sue Portelli
    ----------------
    Name:  Sue Portelli
    Title:   Attorney in fact

Acknowledged and agreed as of the date first written above:

SATURNS TRUST NO. 2001-3
BY:  LaSalle Bank National Association,
     solely as Trustee and not in its individual capacity.


BY: /s/ Brian D. Ames
    -----------------
    Name:   Brian D. Ames
    Title:   Vice-President

MORGAN STANLEY & CO. INCORPORATED hereby agrees to and acknowledges its role as agent for both parties in accordance with the Schedule to the Agreement.


BY: /s/ Sue Portelli
    ----------------
    Name:  Sue Portelli
    Title:   Attorney in fact